UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 11, 2010

Omni Bio Pharmaceutical, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-52530	20-8097969
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5350 South Roslyn, Suite 430, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

(303) 867-3415
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 11, 2010, Omni Bio Pharmaceutical, Inc. (the “Company”) issued a press release announcing that Dr. Charles A. Dinarello, the Company’s Acting Chief Executive Officer, will moderate a panel at the 8th World Congress on Trauma, Shock, Inflammation and Sepsis in Munich, Germany on March 12, 2010.  The Company also announced that Dr. Dinarello will be awarded the Paul Ehrlich Prize on March 14, 2010.  Finally, the Company announced that it has retained The Ruth Group as its investor relations and public relations counsel.  A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1       Press Release of Omni Bio Pharmaceutical, Inc., dated March 11, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omni Bio Pharmaceutical, Inc.
Date: March 11, 2010

By: /s/ Robert C. Ogden
Robert C. Ogden
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Omni Bio Pharmaceutical, Inc., dated March 11, 2010